Exhibit 13.2

CERTIFICATION OF BRAD MCCARTHY, CHIEF FINANCIAL OFFICER OF
PARNELL PHARMACEUTICALS HOLDINGS LTD PURSUANT TO SECTION 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Parnell Pharmaceuticals Holdings Ltd. (the “Company”) on Form 20-F for the period ending June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brad McCarthy
Name:	Brad McCarthy
Title:	Chief Financial Officer